UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 27, 2021 (December 23, 2021)

CF ACQUISITION CORP. V

(Exact name of registrant as specified in its charter)

Delaware	001-39953	85-1030340
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

110 East 59th Street, New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	CFFVU	The Nasdaq Capital Market
Class A common stock, par value $0.0001 per share	CFV	The Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CFFVW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

As previously disclosed, on July 5, 2021, CF Acquisition Corp. V, a Delaware corporation (“CF V”) entered into an Agreement and Plan of Merger (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Merger Agreement”) with Satellogic Inc. (“PubCo”), Nettar Group Inc., (the “Company”) and certain other parties thereto. Pursuant to the Merger Agreement, among other things, CF V and the Company will become direct, wholly owned subsidiaries of PubCo. The transactions contemplated by the Merger Agreement are referred to as the “Business Combination”.

Columbia Loan Extension

On December 23, 2021, the Company entered into Amendment No. 2 to Loan and Security Agreement (the “Amendment”) which amends the Loan and Security Agreement, dated as of March 8, 2021 (the “Columbia Loan Agreement”), by and between the Company and Columbia River Investment Limited (the “Columbia River”). The Amendment, among other things, (i) extends the date on which the Company is required to pay all amounts due under the Columbia Loan Agreement from December 31, 2021 (if the Business Combination closes on or prior to December 31, 2021) to January 15, 2022 (if the Business Combination closes on or prior to December 31, 2021 and the aggregate redemptions by the stockholders of CF V exceed 50% of the amount in the CF V’s trust account), or a later date if mutually agreed to by the parties, (ii) extends the Perfection Date (as defined in the Columbia Loan Agreement) to the earlier of (a) January 15, 2022 and (b) the date the Company perfects the security interest on any collateral under its other indebtedness, and (iii) makes certain other conforming amendments.

The description of the Amendment contained herein is not intended to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Promissory Note

On December 23, 2021, the Company and Cantor Fitzgerald Securities, a New York general partnership (“CF Securities), entered into a Secured Promissory Note (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Note”) pursuant to which, CF Securities agreed to lend to the Company (i) $7,500,000 (the “Initial Loan”) and (ii) at the option of the Company, on or before June 30, 2022, up to an additional $7,500,000 if certain conditions are met including the Business Combination shall have been consummated, the Permitted Equity Issuance (defined below) shall not have been consummated, and Columbia River has agreed to certain amendments to the Columbia Loan Agreement including a further extension of the maturity date thereunder by at least an additional six months (the “Additional Loan” and together with the Initial Loan, the “Loans”).

The Loans will bear interest at a rate of 7.00% per annum provided that in the event that the Loans are paid in full simultaneously with the closing of the Business Combination with the proceeds of an equity issuance of at least $100 million (as described in the Note) that is consummated on or prior to the closing of the Business Combination (“Permitted Equity Issuance”), the Loans shall bear interest at a rate of 5.00% per annum. Interest is payable quarterly commencing on March 31, 2022.

The Note matures on the earlier of (i) December 23, 2022, (ii) the maturity date under the Columbia Loan Agreement, as it may be extended and (iii) the closing of the Business Combination, if the Permitted Equity Issuance is consummated on or prior thereto. The Company is required to repay all or a portion of the Note from the cash proceeds of any Permitted Equity Issuance or any other issuance of any equity interests in the Company as set forth in the Note (the “Mandatory Repayment”). The Company may prepay at any time upon notice all or any portion of the Note (a “Voluntary Prepayment”). In the event of a Mandatory Repayment or Voluntary Prepayment, the Company will be required to pay Lender a make-whole premium equal to the aggregate interest payments that would be due with respect to any repaid amounts through December 23, 2022 as if no such repayment had occurred at a rate of 7.00% per annum with respect to any Voluntary Prepayments and 5.00% per annum with respect to any Mandatory Repayment in connection with a Permitted Equity Issuance that is consummated on or prior to the closing of the Business Combination (or following the closing of the Business Combination, subject to a binding commitment in respect thereof received prior to such closing).

As a condition to the Initial Loan, PubCo and the Company agreed that all conditions to the closing of the Business Combination have been satisfied or waived, including the condition that requires that the Available Cash (as defined in the Merger Agreement) be no less than the Minimum Cash Amount (as defined in the Merger Agreement), but excluding the SPAC Stockholders’ Approval (as defined in the Merger Agreement). PubCo and the Company have also agreed to consummate the Merger Agreement within one day of CF V having obtained the approval of the Business Combination by its stockholders.

The Note includes customary representations, warranties and events of default. The Note also includes specified affirmative and negative covenants including an obligation to provide the Lender quarterly and annual financial statements within a certain period of time and limitation on debt incurrences, liens, restricted payments, dispositions and investments. The Note is secured by a security interest in certain assets of the Company and its subsidiaries. Upon the earlier of (a) the date of the closing of the Business Combination and (b) the date the Company’s presently outstanding convertible notes are paid and fully terminated, the Note will be secured by substantially all of the assets and equity interests of the Company and its subsidiaries.

The description of the Note contained herein is not intended to be complete and is qualified in its entirety by reference to the full text of the Note, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Important Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between CF V, PubCo and the Company. In connection with the transaction described herein, CF V and/or PubCo has filed materials with the SEC, including an effective registration statement on Form F-4, which includes a proxy statement/prospectus. CF V and/or PubCo may also file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of CF V are urged to read the F-4 Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders are able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by CF V through the website maintained by the SEC at www.sec.gov or by directing a request to CF V to 110 East 59th Street, New York, NY 10022 or via email at CFV@cantor.com.

Participants in the Solicitation

CF V, PubCo and the Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from CF V’s stockholders in connection with the proposed transaction. Information about CF V’s directors and executive officers and their ownership of CF V’s securities is set forth in CF V’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the section entitled “Important Information and Where to Find It” above.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of CF V, PubCo or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction between CF V, PubCo and the Company. Such forward-looking statements include, but are not limited to, statements regarding the closing of the transaction and CF V’s, the Company’s or their respective management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements are based on various assumptions. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CF V, PubCo and the Company. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of CF V’s securities, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by CF V’s stockholders, the satisfaction of the minimum trust account amount following any redemptions by CF V’s public stockholders and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the inability to complete the PIPE Investment, (v) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results and business generally, (vi) risks that the transaction disrupts current plans and operations of the Company, (vii) changes in the competitive and highly regulated industries in which the Company operates, variations in operating performance across competitors and changes in laws and regulations affecting the Company’s business, (viii) the ability to implement business plans, forecasts and other expectations after the completion of the transaction, and identify and realize additional opportunities, (ix) the risk of downturns in the commercial launch services, satellite and spacecraft industry, (x) the outcome of any legal proceedings that may be instituted against the Company, PubCo or CF V related to the Merger Agreement or the transaction, (xi) volatility in the price of CF V’s or any successor entity’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which the Company operates or plans to operate, variations in performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the combined capital structure, (xii) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, (xiii) the risk that the Company and its current and future collaborators are unable to successfully develop and commercialize the Company’s products or services, or experience significant delays in doing so, (xiv) the risk that the Company may never achieve or sustain profitability, (xv) the risk that the Company may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, (xvi) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations, (xvii) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations, (xviii) the risk of product liability or regulatory lawsuits or proceedings relating to the Company’s products and services, (xix) the risk that the Company is unable to secure or protect its intellectual property and (xx) the risk that the post-combination company’s securities will not be approved for listing on Nasdaq, NYSE or another stock exchange or if approved, maintain the listing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of CF V’s Registration Statement on Form S-1, the registration statement on Form F-4 and proxy statement/prospectus discussed above and other documents filed or to be filed by CF V, PubCo and/or or any successor entity of the transaction from time to time with the SEC (including CF V’s quarterly filings). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and CF V, PubCo and the Company assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of CF V, PubCo or the Company give any assurance that any of CF V, PubCo or the Company will achieve its expectations.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Amendment No. 2 to Loan and Security Agreement dated December 23, 2021.

99.2	Promissory Note dated December 23, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CF ACQUISITION CORP. V

By:	/s/ Howard W. Lutnick
Name:	Howard W. Lutnick
Title:	Chief Executive Officer

Dated: December 27, 2021